BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
BUSINESS COMBINATIONS	Business Combination
On December 31, 2021, the Company completed its acquisition of Summit Funding Group, Inc. and its subsidiaries. Summit is a privately held, full service, equipment financing company that originates, purchases, sells and services equipment leases to commercial businesses in the United States and Canada. Upon completion of the transaction, Summit became a subsidiary of the Bank and continues to operate as Summit Funding Group, taking advantage of its existing brand recognition within the equipment financing industry. Operating results related to the Summit acquisition were immaterial to 2021 consolidated financial statements but are included in the Consolidated Statements of Income for the year ended December 31,2022.

Pursuant to the purchase agreement, First Financial agreed to acquire all of the issued and outstanding equity securities of Summit for aggregate consideration of approximately $127.1 million consisting of $113.5 million in cash and $10.0 million of First Financial common stock, and a $3.6 million earn-out payment. Pursuant to the purchase agreement, the “earn-out”
payments are payable annually for each of the five years following the closing of the acquisition, contingent upon the results of Summit's operations. First Financial incurred expenses related to the Summit acquisition of $0.6 million and $2.6 million during the years ended December 31, 2022 and 2021, respectively.

The Summit transaction was accounted for using the acquisition method of accounting and accordingly, assets acquired, liabilities assumed and consideration exchanged were recorded at estimated fair value on the acquisition date in accordance with FASB ASC Topic 805, Business Combinations. The fair value measurements of assets acquired and liabilities assumed were $185.8 million and $122.5 million, respectively, and included $41.9 million of financing leases and $75.3 million of operating leases. These present value measurements were subject to refinement for up to one year after the closing date of the acquisition as additional information relative to closing date fair values become available.  The measurement period ended in December 2022. Goodwill arising from the Summit acquisition was $63.7 million and reflects the business’s high growth potential and the expectation that the acquisition will provide additional revenue growth with the expansion of the Bank's leasing business. The goodwill is not deductible for income tax purposes as the transaction was accounted for as a tax-free exchange.  For further detail, see Note 10 – Goodwill and Other Intangible Assets.

The following table provides the purchase price calculation as of the acquisition date, identifiable assets purchased and liabilities assumed at their estimated fair value.

(Dollars in thousands)	Summit
Purchase consideration
Cash consideration	$102,994
Liabilities paid with cash concurrent with close	10,487
Stock consideration	10,000
Earn out	3,606
Total purchase consideration	127,087

Assets acquired
Cash	4,413
Finance leases	41,894
Premises and equipment	707
Operating leases	75,309
Intangible assets	34,585
Other assets	28,927
Total assets acquired	185,835

Liabilities assumed
Long-term borrowings	96,511
Other liabilities	25,973
Total liabilities assumed	122,484

Net identifiable assets	63,351
Goodwill	$63,736